SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2015

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.                                        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 6, 2015 (the “May Form 8-K”), the Audit Committee of the Board of Directors (the “Audit Committee”) of Global Power Equipment Group Inc. (the “Company”), in consultation with its outside advisors and management, concluded that the Company’s financial statements for the annual period ended December 31, 2014 should not be relied upon.  The May Form 8-K further disclosed that the Company and its outside advisors would review the effect of the accounting errors on the Company’s previously reported financial statements included in its Form 10-K for the year ended December 31, 2014 and also determine whether other periods may have been impacted.  The Company has discovered certain additional accounting errors affecting each of its 2014 fiscal quarters, as well as errors affecting the Company’s financial statements for the annual period ended December 31, 2013 and each of the quarterly periods contained therein.

On October 21, 2015, the Audit Committee, in consultation with its outside advisors and management, concluded that the financial statements for the annual period ended December 31, 2013 and for all quarterly periods contained in the Company’s 2013 and 2014 fiscal years should not be relied upon.  More specifically, the Company’s previously filed financial statements for its 2013 and 2014 fiscal years and the interim periods contained therein, including (i) all corresponding financial statement information, management’s reports on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013 and 2014, (ii) all related earnings releases, press releases and other shareholder communications, (iii) the auditor’s reports on the Company’s 2013 and 2014 financial statements, and (iv) the auditor’s reports on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013 and 2014, should not be relied upon.

The Company continues to analyze the facts and circumstances relating to the restatement, including whether additional periods may also have been impacted.  To this end, the Company is working in consultation with the Audit Committee in order to finalize its restated financial results as soon as possible in the circumstances.

The Company has not yet finalized its financial results for the first three quarters of 2015 primarily because the restatement  may impact those results.  The Company intends to file its Quarterly Reports on Form 10-Q for its 2015 fiscal quarters after it has completed the restatement and filed an amendment to its 2014 annual report on Form 10-K (the “Amended Form 10-K”).  Although the Company does not expect to file the Amended Form 10-K on or before November 10, 2015 as previously anticipated, the Company does intend to provide additional information regarding the restatement process within 30 calendar days of the date of this report.

Both management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with BDO USA, LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2015

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Chief Administrative Officer, General Counsel and Secretary

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